SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2005

STATION CASINOS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 367-2411

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 20, 2005, Station Casinos, Inc. (the “Company”) issued a press release responding to allegations made by UNITE HERE, an affiliate of the Culinary Workers’ Union Local 226, relating to the Company’s Annual Meeting of Stockholders held May 18, 2005. In addition, the Company further elaborated on the voting results of the Annual Meeting. A copy of the press release and the exhibits referenced therein are attached as exhibits to this Current Report.

Item 9.01                Financial Statements and Exhibits.

                (c)           Exhibits.

                Exhibit 99.1            —            Press Release, dated May 20, 2005.

                Exhibit 99.2            —            Certificate and Report of Inspector of Elections and Inspector’s Oath.

                Exhibit 99.3            —            ADP Union Proxy Tabulation Schedule.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: May 23, 2005	By:	/s/ Glenn C. Christenson
Glenn C. Christenson
Executive Vice President, Chief
Financial Officer, Chief Administrative
Officer and Treasurer